EXHIBIT 32.2

                           Section 1350 Certification
                            of Robert A. Comey (CFO)

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                                                                    EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly  Report of MACC Private Equities Inc. (the
"Company") on Form 10-Q for the quarter  ended  December 31, 2005, as filed with the United  States  Securities  and Exchange  Commission on the date hereof (the
"Report"), I, Robert A. Comey, Chief Financial Officer of the Company,  certify, pursuant to 18 U.S.C.  Section 1350,  as adopted  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully  complies  with the  requirements  of Section 13(a) or
15(d) of the Securities Exchange Act of 1934, as amended; and

     (2)  The  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

                                       /s/ Robert A. Comey
                                       ------------------------
                                       Robert A. Comey,
                                       Chief Financial Officer

February 9, 2006

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